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                                                                                              EXHIBIT 21



                               PRINCIPAL SUBSIDIARIES OF THE COMPANY
                      (All subsidiaries are wholly owned except as indicated)


                                                                                         Jurisdiction of
                                                                                          Incorporation
                                                                                         ---------------
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ASSOCIATES FIRST CAPITAL CORPORATION                                                         Delaware

 Associates National Bank (Delaware)                                                         United States
 Associates Bancorp Inc.                                                                     Delaware
 Associates Credit Card Services, Inc.                                                       California
 Associates Credit Card Services of Delaware, Inc.                                           Delaware
 Associates World Capital Corporation                                                        Delaware

 Associates Corporation of North America                                                     Delaware
  Associates Corporation of North America
   (A Texas Corporation)                                                                     Texas
  AFC Securities Inc.                                                                        Delaware
  Associates Commercial Corporation of Delaware                                              Delaware
  Associates Investment Corporation                                                          Utah
  Associates Insurance Group, Inc.                                                           Delaware
  Associates Life Insurance Group, Inc.                                                      Delaware
  Alinco Life Insurance Company                                                              Indiana
  Associates Financial Life Insurance Company                                                Tennessee
  Associates Management Corporation                                                          Delaware
  Associates Real Estate Financial Services
   Company, Inc.                                                                             Delaware
  The Associates Payroll Management Service
   Company, Inc.                                                                             Delaware

  Associates Investment Company                                                              Delaware
   Associates Diversified Services, Inc.                                                     Delaware

  Associates Financial Services Company, Inc.                                                Delaware
   Associates Commercial Corporation                                                         Delaware

USL CAPITAL CORPORATION                                                                      Delaware
 Airlease Management Services, Inc.                                                          Delaware
 United States Airlease Holding, Inc.                                                        California
 Trust Company for USL, Inc.                                                                 Illinois

THE AMERICAN ROAD INSURANCE COMPANY                                                          Michigan
 Ford Life Insurance Company                                                                 Michigan
 Vista Insurance Company                                                                     Michigan
 Vista Life Insurance Company                                                                Michigan
 Fairlane Life Insurance Company                                                             Arizona
 American Renaissance Insurance Company                                                      Arizona
 Dobco Life Insurance Company                                                                Arizona

FORD MOTOR LAND DEVELOPMENT CORPORATION                                                      Delaware

FORD LEASING DEVELOPMENT COMPANY                                                             Delaware

FORD HOLDINGS FINANCING, INC.                                                                Delaware

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